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                                                                      EXHIBIT 23



                          INDEPENDENT AUDITOR'S CONSENT





         We consent to the use of our report dated January 19, 2001, with respect to the financial statements of Summit Environmental Corporation, Inc. for the year ended December 31, 2000, included in a Form 10-KSB Annual Report, which is incorporated by reference in the Form S-3 Registration Statement of Summit Environmental Corporation, Inc.

         We also consent to the reference to our Firm as "Expert" in the Prospectus, which is part of this Registration Statement.



                              /s/ Lane Gorman Trubitt
                              ----------------------------------------------
                              LANE GORMAN TRUBITT, L.L.P.




Dallas, Texas
June 14, 2001